UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2020

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX 78756
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 215-2630

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01    Other Events.
Annual Meeting of Stockholders

Lumos Pharma, Inc. (the “Company”) today announced that its Board of Directors (the “Board”) has established Wednesday, May 19, 2021 as the date for the next Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held virtually. The Board also established the close of business on March 22, 2021 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The time and virtual attendance instructions of the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, to be electronically filed prior to the Annual Meeting with the U.S. Securities and Exchange Commission (“SEC”).

Stockholder Nomination of Directors

Because the Annual Meeting will be held more than 30 days from the anniversary date of the Company’s last annual meeting of stockholders on July 28, 2020, in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is hereby informing its stockholders of the following:

For stockholders who desire to submit a proposal for consideration at the Annual Meeting and wish to have such proposal included in the Company’s proxy statement, the Company has set a new deadline for the receipt of such proposals in accordance with Rule 14a-8 under the Exchange Act. In order to be considered timely, the proposal must be received at the Company’s principal executive offices no later than February 18, 2021, which the Company has determined is a reasonable time before the Company begins to print and mail its proxy materials. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 of the Exchange Act.

In addition, if a stockholder of the Company intends to nominate a person for election to the Board at the Annual Meeting or who intends to submit a proposal regarding any other matter of business at the Annual Meeting but who does not intend for such proposal to be included in the Company’s proxy materials, the deadline for submitting the notice of such nomination or other proposal is the close of business on February 18, 2021. Any notice should be delivered to Lumos Pharma, Inc., 4200 Marathon Blvd., Suite 200, Austin, Texas 78756, Attention: Corporate Secretary. Any such notice must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and our amended and restated bylaws, as applicable.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    December 11, 2020

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer